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EXHIBIT 32.2
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002

(18 U.S.C. §1350)
In connection with OFG Bancorp’s quarterly report on

Form 10-Q for the period ended

March 31, 2021, as filed with

the
Securities and Exchange Commission

on the date hereof (the “Report”),

I, Maritza Arizmendi, Executive

Vice President and Chief
Financial Officer of OFG Bancorp, hereby

certify, pursuant to Section 906 of the Sarbanes-Oxley

Act of 2002 (18 U.S.C. §1350), that:

(1)

The Report fully complies with

the requirements of Section 13(a)

or 15(d) of the Securities Exchange

Act of 1934; and

(2)

The information contained in the

Report fairly presents, in all material

respects, the financial condition and

results of
operations of OFG Bancorp.

In witness whereof, I execute this

certification in San Juan, Puerto

Rico, this 7th day of May 2021.

By:

/s/ Maritza Arizmendi

Maritza Arizmendi
Executive Vice President and Chief Financial Officer